                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS                                      FORM NO.            DOCUMENT ATTACHED       EXPLANATION ATTACHED
Debtor Affirmations                                      MOR - 1                     Yes
Schedule of Cash Receipts and Disbursements              MOR - 2                     Yes
Bank Account Reconciliations                             MOR - 2                     Yes
Statement of Operations                                  MOR - 3                     Yes
Balance Sheet                                            MOR - 4                     Yes
Status of Postpetition Taxes                             MOR - 5                     Yes
Summary of Unpaid Postpetition Debts                     MOR - 5                     Yes
Listing of aged accounts payable                         MOR - 5                     N/A
Schedule of Insurance - Listing of Policies              MOR - 6                     Yes


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
---------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    5/28/2003
---------------------------------------------                          ---------
Signature of Authorized Individual                                     Date


Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:
                                                               TRUE      FALSE
1.  That the insurance, as described in section 5 of the
    Notice of Operating Instructions and Reporting
    Requirements, is in effect.                                  X

2.  That all post petition taxes, as described in
    section 9 of the Notice of Operating Instructions
    and Reporting Requirements, are current.                     X

3.  No professional fees (accountant, attorneys, etc.)
    have been paid without specific court authorization.
    If no, provide an explanation below.                         X


Additional Explanation (if necessary):


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    5/28/2003
------------------------------------------------                       ---------
Signature of Authorized Individual                                     Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                  SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                  BANK ACCOUNTS            CURRENT MONTH    CUMULATIVE FILING
                                                                                                                 TO DATE
                                                   OPERATING                                  ACTUAL              ACTUAL
-----------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                            $ -          $ -        $ -      $ -   8,231,434.95      $  4,655,262.26
                                                     ===          ===        ===      ===   ============      ===============

RECEIPTS                                             SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                     -            -          -        -        756,181          547,980,703
INTEREST INCOME                                        -            -          -        -         19,668              171,317
ACCOUNTS RECEIVABLE - CREDIT & COLL.                   -            -          -        -              -            1,433,819
ACCOUNTS RECEIVABLE - LOCKBOX                          -            -          -        -              -           87,262,187
RETAIL STORE DEPOSITS                                  -            -          -        -              -           42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS         -            -          -        -      4,081,023          149,271,644
REVOLVER BORROWINGS - FLEET                            -            -          -        -              -          163,221,961
RETURN ITEMS REDEPOSITED                               -            -          -        -              -               32,954
MISCELLANEOUS                                          -            -          -        -        446,750            7,135,298
BANKCARD CASH RECEIPTS                                 -            -          -        -              -          103,709,267
EMPLOYEE BENEFIT PLANS                                 -            -          -        -              -              287,173
CORPORATE INCOME TAX REFUND                            -            -          -        -              -            2,851,536
                                                     ---          ---        ---      ---   ------------      ---------------
   TOTAL RECEIPTS                                    $ -          $ -        $ -      $ -   $  5,303,622      $ 1,105,478,127
                                                     ===          ===        ===      ===   ============      ===============

DISBURSEMENTS                                        SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                     -            -          -        -        756,181          550,729,405
ELECTRONIC PAYROLL TAXES PAYMENTS                      -            -          -        -        115,833           15,992,378
PAYROLL                                                -            -          -        -         46,579           46,118,110
PAYMENTS/TRANSFERS TO LIQUIDATORS                      -            -          -        -              -           36,818,422
VENDOR PAYMENTS                                        -            -          -        -        350,559          129,355,559
ELECTRONIC SALES TAX PAYMENTS                          -            -          -        -          1,170           14,640,476
REVOLVER FEES AND INTEREST - FLEET                     -            -          -        -              -            5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                   -            -          -        -              -          257,525,534
CUSTOMER REFUNDS                                       -            -          -        -              -            2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                         -            -          -        -         19,774            8,109,835
CORPORATE INCOME TAX PAYMENTS                          -            -          -        -              -               77,050
BANK FEES                                              -            -          -        -            446              391,964
RETURN ITEMS                                           -            -          -        -              -              530,806
MISCELLANEOUS                                          -            -          -        -              -               84,046
                                                       -            -          -        -              -                    -
                                                     ---          ---        ---      ---   ------------      ---------------
   TOTAL DISBURSEMENTS                               $ -          $ -        $ -      $ -      1,290,541        1,067,888,874
                                                     ===          ===        ===      ===   ============      ===============

NET CASH FLOW                                        $ -          $ -        $ -      $ -   $  4,013,080      $    37,589,253
                                                     ===          ===        ===      ===   ============      ===============

CASH - END OF MONTH                                  $ -          $ -        $ -      $ -   $ 42,244,515      $    42,244,515
                                                     ===          ===        ===      ===   ============      ===============






DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)

-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                           $     1,290,541
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                         $       756,181
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                       $          -
                                                                                                              ---------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                               $       534,361
                                                                                                              ===============

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                          COMERICA BANK
                                                       -----------------------------------------------------------
                                                        PAYROLL      FLEX        VEBA       CONCENTR.    FUNDING
                                                       851132363  1840425811  1840427643   1149003715   1850803196
------------------------------------------------------------------------------------------------------------------
Cash - Beg                                             $ 16,051     $ 5,527    $ 30,652    $ 224,724   $ 5,042,064
                                                       ========     =======    ========    =========   ===========
Receipts
Internal Transfers                                      238,470           -       3,884      513,827             -
Interest Income                                               -           -           -            -             -
Accounts Receivable - Credit/Collections                      -           -           -            -             -
Accounts Receivable - Lockbox                                 -           -           -            -             -
Retail Cash/Check Sales & J-Card Store Payments               -           -           -            -             -
Asset Dispositions & Payments from Liquidators                -           -           -            -     4,081,023
Revolver Borrowings - Fleet                                   -           -           -            -             -
Return Items Redeposited                                      -           -           -            -             -
Misc Deposits/Credits                                         -           -           -            -       431,830
Bankcard Receipts                                             -           -           -            -             -
Employee Benefit Plans - Payments from Providers              -           -           -            -             -
Corporate Income Tax Refund                                   -           -           -            -             -
                                                       --------     -------    --------    ---------   -----------
Total Receipts                                         $238,470     $     -    $  3,884    $ 513,827   $ 4,512,854
                                                       ========     =======    ========    =========   ===========

Disbursements
Internal Transfers                                            -           -           -            -       756,181
Electronic Payroll Tax / Withholding Payments                 -           -           -       27,578        88,256
Payroll                                                  46,579           -           -            -             -
Payments/Transfers to Liquidators                             -           -           -            -             -
Vendor Payments                                               -           -           -      350,559             -
Electronic Sales Tax Payments                                 -           -           -            -         1,170
Revolver Fees and Interest - Fleet                            -           -           -            -             -
Receipts applied to Revolver Balance - Fleet                  -           -           -            -             -
Customer Refunds                                              -           -           -            -             -
Employee Benefit Plan Payments                                -           -      19,774            -             -
Corporate Income Tax Payments                                 -           -           -            -             -
Bank Fees                                                     -           -           -            -             -
Return Items                                                  -           -           -            -             -
Miscellaneous                                                 -           -           -            -             -
                                                       --------     -------    --------    ---------   -----------
Total Disbursements                                    $ 46,579     $     -    $ 19,774    $ 378,137   $   845,606
                                                       ========     =======    ========    =========   ===========

Net Cash Flow                                          $191,890     $     -    $(15,889)   $ 135,690   $ 3,667,248
                                                       ========     =======    ========    =========   ===========

Cash End of Month                                      $207,941     $ 5,527    $ 14,763    $ 360,415   $ 8,709,312
                                                       ========     =======    ========    =========   ===========



                                                         FLEET               CURRENT
                                                      ------------
                                                        CUSTOMER              MONTH
                                                       9419400055             TOTAL
                                                      --------------------------------
Cash - Beg                                            $ 32,912,417        $ 38,231,435
                                                      ============        ============

Receipts
Internal Transfers                                               -             756,181
Interest Income                                             19,668              19,668
Accounts Receivable - Credit/Collections                         -                   -
Accounts Receivable - Lockbox                                    -                   -
Retail Cash/Check Sales & J-Card Store Payments                  -                   -
Asset Dispositions & Payments from Liquidators                   -           4,081,023
Revolver Borrowings - Fleet                                      -                   -
Return Items Redeposited                                         -                   -
Misc Deposits/Credits                                       14,920             446,750
Bankcard Receipts                                                -                   -
Employee Benefit Plans - Payments from Providers                 -                   -
Corporate Income Tax Refund                                      -                   -
                                                      ------------        ------------
Total Receipts                                        $     34,587        $  5,303,622
                                                      ============        ============

Disbursements
Internal Transfers                                               -             756,181
Electronic Payroll Tax / Withholding Payments                    -             115,833
Payroll                                                          -              46,579
Payments/Transfers to Liquidators                                -                   -
Vendor Payments                                                  -             350,559
Electronic Sales Tax Payments                                    -               1,170
Revolver Fees and Interest - Fleet                               -                   -
Receipts applied to Revolver Balance - Fleet                     -                   -
Customer Refunds                                                 -                   -
Employee Benefit Plan Payments                                   -              19,774
Corporate Income Tax Payments                                    -                   -
Bank Fees                                                      446                 446
Return Items                                                     -                   -
Miscellaneous                                                    -                   -
                                                      ------------        ------------

Total Disbursements                                   $        446        $  1,290,541
                                                      ============        ============

Net Cash Flow                                         $     34,142        $  4,013,080
                                                      ============        ============

Cash End of Month                                     $ 32,946,558        $ 42,244,515
                                                      ============        ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                              BANK RECONCILIATION


JACOBSON STORES, INC.

                                                                  BANK ACCOUNTS
-----------------------------------------------------------------------------------------------------------

BALANCE PER BOOKS                         $ -                   $ -               $ -                   $ -
                                          ===                   ===               ===                   ===

Bank Balance                              SEE ATTACHED SCHEDULE B                   -                     -
Plus: Deposits In Transit                   -                     -                 -                     -
Less: Outstanding Checks                    -                     -                 -                     -
Other                                       -                     -                 -                     -
                                          ---                   ---               ---                   ---
ADJUSTED BANK BALANCE                     $ -                   $ -               $ -                   $ -
                                          ===                   ===               ===                   ===



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE

                                                                               COMERICA BANK
                                                      ------------------------------------------------------------------------
                                                        PAYROLL       FLEX        VEBA             CONCENTR.        FUNDING
                                                      1851132363   1840425811   1840427643        1149003715       1850803196
                                                      ------------------------------------------------------------------------
Balance Per Books                                     $ 194,948       $ 300      $      -          $ 250,039       $ 8,709,312
                                                      =========       =====      ========          =========       ===========

Bank Balance                                            207,941       5,527        14,763            360,415         8,709,312
Plus:  Deposits in Transit - Booked Not Banked                -           -             -                  -                 -
Less:  Outstanding Checks/Wire Transfers                (12,993)     (5,227)      (14,777)          (110,376)                -
Less:  Outstanding Internal Transfers                         -           -             -                  -                 -
Less:  Deposits in Transit - Banked not Booked                -           -             -                  -                 -
Misposted Entries                                             -           -             -                  -                 -
Checks issued not on Books                                    -           -             -                  -                 -
Interest Income not on Books                                  -           -             -                  -                 -
Return of Direct Deposit Funds not on Books                   -           -             -                  -                 -
Checks Cleared not O/S on Books                               -           -             -                  -                 -
Overdraft Charges not on Books                                -           -             -                  -                 -
Returned Items                                                -           -             -                  -                 -
Interest Expense not on Books                                 -           -             -                  -                 -
Bank Fees/Debits not on Books                                 -           -             -                  -                 -
Misc Deposit/Credit not on Books                              -           -             -                  -                 -
Bankcard Fees not on Books                                    -           -             -                  -                 -
Bankcard Debits on Books not Bank                             -           -             -                  -                 -
Misc variance                                                 -           -            15                  -                 -
                                                      ---------       -----      --------          ---------       -----------

Adjusted Bank Balance                                 $ 194,948       $ 300      $      0          $ 250,039       $ 8,709,312
                                                      =========       =====      ========          =========       ===========

                                                          FLEET              TOTAL
                                                       ------------
                                                         CUSTOMER
                                                        9419400055
                                                       -------------------------------
Balance Per Books                                      $ 32,946,558       $ 42,101,157
                                                       ============       ============

Bank Balance                                             32,946,558         42,244,515
Plus:  Deposits in Transit - Booked Not Banked                    -                  -
Less:  Outstanding Checks/Wire Transfers                          -           (143,373)
Less:  Outstanding Internal Transfers                             -                  -
Less:  Deposits in Transit - Banked not Booked                    -                  -
Misposted Entries                                                 -                  -
Checks issued not on Books                                        -                  -
Interest Income not on Books                                      -                  -
Return of Direct Deposit Funds not on Books                       -                  -
Checks Cleared not O/S on Books                                   -                  -
Overdraft Charges not on Books                                    -                  -
Returned Items                                                    -                  -
Interest Expense not on Books                                     -                  -
Bank Fees/Debits not on Books                                     -                  -
Misc Deposit/Credit not on Books                                  -                  -
Bankcard Fees not on Books                                        -                  -
Bankcard Debits on Books not Bank                                 -                  -
Misc variance                                                     -                 15
                                                                                     -
                                                       ------------       ------------
Adjusted Bank Balance                                  $ 32,946,558       $ 42,101,157
                                                       ============       ============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                           STATEMENT OF OPERATIONS**
                           -------------------------
                             (dollars in thousands)


                                                         Period         Month      Fiscal      Cumulative
                                                         Ended          Ended     Year 2003  Filing to date
                                                        02/01/03      04/30/03     to date      Totals
                                                        --------      --------     -------      ------
Net Sales                                               $ 155,128    $       -    $       -   $  155,128

Cost of Goods Sold                                       (110,796)           -            -     (110,796)
                                                        ---------    ---------    ---------    ---------

Gross Profit                                               44,332            -            -       44,332

Operating Expenses                                        (68,723)        (104)        (466)     (69,189)
                                                        ---------    ---------    ---------    ---------

Operating Income / (Loss)                                 (24,391)        (104)        (466)     (24,857)

Interest Income / (Expense), net                           (2,221)          20           58       (2,163)

Other Income / (Expense)                                  (60,416)        (562)          86      (60,330)
                                                        ---------    ---------    ---------    ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes     (87,028)        (646)        (322)     (87,350)

Reorganization / Liquidation Expenses                     (14,662)        (251)        (504)     (15,166)

Income Taxes - Benefit / (Expense)                            521            -            -          521
                                                        ---------    ---------    ---------    ---------

Net Income / (Loss)                                     $(101,169)   $    (897)   $    (826)   $(101,995)
                                                        =========    =========    =========    =========





** NOTE: The financial statements contained in this report are unaudited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                                BALANCE SHEET **
                                ----------------
                             (dollars in thousands)


                                        ASSETS
       CURRENT ASSETS:
       CASH AND CASH EQUIVALENTS                                                                    $ 42,101
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                           1,675
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                 213
       REFUNDABLE TAXES                                                                                  302
       OTHER PREPAIDS                                                                                      0
                                                                                                    --------

                                                                        SUBTOTAL                      44,291

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                                    --------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                            541
       COLLATERALIZED LETTERS OF CREDIT                                                                  509
       OTHER                                                                                              55
                                                                                                    --------
                                                                        SUBTOTAL                       3,205
                                                                                                    --------

       TOTAL ASSETS                                                                                 $ 47,496
                                                                                                    ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                                BALANCE SHEET **
                                ----------------
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY

       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                                  $ -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               1
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                         800
       ACCRUED RENT/LEASE                                                                                177
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                           1,092
       ACCRUED VACATION                                                                                   91
       ACCRUED MEDICAL / HOSPITAL                                                                        923
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,863
       ACCRUED WORKERS COMPENSATION                                                                      509
       ACCRUED OTHER                                                                                     429
                                                                                                    --------

                                                                        SUBTOTAL                       5,885

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                                       76,273
       OTHER LIABILITIES                                                                                   0
                                                                                                    --------

                                                                        SUBTOTAL                      76,273
                                                                                                    --------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                      82,158

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                 29,900
       ACCOUNTS PAYABLE - EXPENSE                                                                     10,685
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                 504
                                                                                                    --------

                                                                        SUBTOTAL                      41,089

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                           8,910
       ACCRUED PROPERTY TAXES                                                                          2,505
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                    2,230
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       ACCRUED VACATION                                                                                   62
       ACCRUED INTEREST                                                                                1,079
       DEBENTURES                                                                                     24,376
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0

                                                                        SUBTOTAL                      39,577
                                                                                                    --------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        80,666
                                                                                                    --------

       TOTAL LIABILITIES                                                                             162,824

       STOCKHOLDERS' EQUITY:
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                 (127,279)
       CURRENT PERIOD EARNINGS                                                                          (826)
                                                                                                    --------

                                                                        SUBTOTAL                    (115,328)
                                                                                                    --------

       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     $ 47,496
                                                                                                    ========


** NOTE: The financial statements contained in this report are unaudited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003


JACOBSON STORES, INC.

                          SUMMARY OF POSTPETITION TAXES

                                                             AMOUNT
                                     BEGINNING TAX          WITHHELD                               CHECK NO.   ENDING TAX
                                       LIABILITY           OR ACCRUED    AMOUNT PAID  DATE PAID      OR EFT     LIABILITY
--------------------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                  $ -            $ 19,739       $ 19,739  SEE SUMMARY SCHEDULE C     $        -
FICA - Employee                                -               3,599          3,599  SEE SUMMARY SCHEDULE C              -
FICA - Employer                                -               3,599          3,599  SEE SUMMARY SCHEDULE C              -
Unemployment                                 641                  67            641  SEE SUMMARY SCHEDULE C             67
Income                                         -                   -              -                                      -
Other:                                         -                   -              -                                      -
   TOTAL FEDERAL TAXES                       641              27,003         27,577                                     67
STATE AND LOCAL
Withholding                                    -               3,305          3,305  SEE SUMMARY SCHEDULE C              -
Sales & Use                                    -                   -              -                                      -
Unemployment                               3,492                 434          3,492  SEE SUMMARY SCHEDULE C            434
Real Property                                  -                   -              -                                      -
Personal Property                              -                   -              -                                      -
Income                                         -                   -              -  SEE SUMMARY SCHEDULE C              -
Other:                                         -                   -              -                                      -
                                      ----------            --------       --------   -------------------       ----------
   TOTAL STATE AND LOCAL                   3,492               3,738          6,797                                    434
                                      ==========            ========       ========   ===================       ==========
TOTAL TAXES PAYABLE                      $ 4,133            $ 30,742       $ 34,374                             $      501
                                      ==========            ========       ========   ===================       ==========
REFUNDABLE TAXES                      $ (600,717)            (84,951)      (384,162)                            $ (301,506)
                                      ==========            ========       ========   ===================       ==========



                      SUMMARY OF UNPAID POSTPETITION DEBTS


                                                                          NUMBER OF DAYS PAST DUE
                                                          CURRENT       0 - 30    31 - 60      61 +         DISCOUNTS      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Merchandise                           $        -      $ -        $  -        $  -             $ -      $        -
Accounts Payable - Non-Merchandise                                -        -           -           -               -               -
Accrued Payroll                                                   -                    -           -               -               -
Accrued Taxes                                                 1,000                    -           -               -           1,000
Accrued Professional Fees                                   800,000                    -           -               -         800,000
Accrued Rent / Leases                                       177,000                    -           -               -         177,000
Restructuring / Store Closing Reserve                     1,092,000                    -           -               -       1,092,000
Accrued Vacation                                             91,000                    -           -               -          91,000
Accrued Medical / Hospital                                  923,000                    -           -               -         923,000
Accrued Customer Gift Card Balances                       1,863,000                    -           -               -       1,863,000
Accrued Workers Compensation                                509,000                    -           -               -         509,000
Accrued Other                                               429,000                    -           -               -         429,000
Other (excluding Interco. payable)                                -                    -           -               -               -

                                                         ----------      ---         ---         ---             ---      ----------
TOTAL POSTPETITION DEBTS                                 $5,885,000      $ -         $ -         $ -             $ -      $5,885,000
                                                         ==========      ===         ===         ===             ===      ==========


If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS         AMOUNT        CHECK/EFT NO.        DATE     ADD'L COMMENTS
      941 Deposit                                                       $ 14,678         10704627         04/04/03
      941 Deposit                                                         12,259         12927955         04/18/03
                                                                        --------
                                                                        $ 26,936
                                                                        --------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                                $    641         10303316         04/01/03
                                                                        --------
                                                                        $    641
                                                                        --------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                             $ 84,951         9488103991       04/09/03
      Michigan - Employee State Withholding                             $  3,305         9488830128       04/22/03
      Jackson, Michigan - Employee Local Withholding                           -
                                                                        --------
                                                                        $ 88,256
                                                                        --------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       MI                                                               $  3,492         1026663          04/03/03
                                                                        --------
                                                                        $  3,492
                                                                        --------

SALES & USE TAX - LISTING OF PAYMENTS
      State of Michigan                                                 $  1,170         9488103989       04/09/03
                                                                        --------
                                                                        $  1,170
                                                                        --------
STATE INCOME TAXES
                                                                        $      -
                                                                        --------
                                                                        $      -
                                                                        --------
REAL ESTATE/ PERSONAL TAXES
                                                                        $      -
                                                                        --------
                                                                        $      -
                                                                        --------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                              Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                               Reporting Period: April 1, 2003 to April 30, 2003


                                INSURANCE SUMMARY

                                                                                    PREMIUMS
                                                                    POLICY        PAID THROUGH
POLICY TYPE             INSURER/POLICY NO.                          PERIOD         EXP. DATE      DEDUCTIBLE

General Liability       St. Paul Insurance Co.                 08/01/02-07/31/03       Yes         $0
                        CK02102387



Automobile              St. Paul Insurance Co.                 08/01/02-07/31/03       Yes         None
                        CK02102387                                                                 $500 Comprehensive
                                                                                                   $2,500 Collision

                                                                                                   $500/$2500/veh./max. per loss
                                                                                                   $2,000 Collision

Workers Comp. - MI      St. Paul Insurance Co.                 11/4/02 - 5/4/03         No
                        WVA2102876

Umbrella Liability      St. Paul Insurance Co.                 08/01/02-07/31/03       Yes
                        CK02102387


Property/Boiler         Crum & Forster ($10 mil. primary)      06/01/02-05/31/03       Yes         $250,000/occurrence
                        ACE ($90 mil. excess)                                      (financed by    $500,000/occ. flood zones A-V
                        Hartford Steam Boiler (B & M)                               Cananwill)     2% TIV critical wind
                        C X D3 530874-A                                                            $50,000/occ. boiler & mach.

Ocean Marine            American Home Assur.                   06/01/99-05/31/03       Yes
                        87116 C





Directors & Officers    Chubb                                  06/01/02-05/31/03       Yes         $500,000
                        8142-40-25                                                                 securities claims
                        Royal (prior year 12 mos. run-out)                                         $100,000
                        PSF000439                                                                  non-securities claims

Fiduciary Liability     Chubb                                  01/20/00-06/01/03       Yes         $10,000
                        81597020




POLICY TYPE                 LIMITS

General Liability            $2,000,000. General Aggregate
                             $2,000,000 Products Aggregate
                             $1,000,000 Each Occurrence
                             $1,000,000 Personal & Adv. injury

Automobile                   $1,000,000 Liability / UM-UIM
                             Physical Damage
                             Physical Damage

                             $1,000,000 Garagekeepers Liability


Workers Comp. - MI           $1,000,000 Bodily Injury by Accident
                             $1,000,000 Bodily Injury by Disease

Umbrella Liability           $10,000,000 Each Occurrence
                             $10,000,000 Prod. Aggregate
                             $10,000,000 Aggregate

Property/Boiler              $100,000,000 Each Occurrence




Ocean Marine                 $2,000,000 Goods on any 1 vessel
                             $2,000,000 Goods shipped on deck/
                                                  any 1 vessel
                             $2,000,000 Goods shipped any 1 aircraft
                             $2,000,000 Goods while at rest
                             $     25,000 Goods in any one pkg. by mail

Directors & Officers         $10,000,000 each claim/aggregate

                             Prior-year Excess run-off:
                             $5,000,000 each claim/aggregate

Fiduciary Liability          $5,000,000 each claim/aggregate

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                         DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                            FORM NO.                   ATTACHED         ATTACHED
--------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                           MOR - 1                       Yes
Schedule of Cash Receipts and Disbursements                   MOR - 2                       Yes
Bank Account Reconciliations                                  MOR - 2                       Yes
Statement of Operations                                       MOR - 3                       Yes
Balance Sheet                                                 MOR - 4                       Yes
Status of Postpetition Taxes                                  MOR - 5                       N/A
Summary of Unpaid Postpetition Debts                          MOR - 5                       N/A
Listing of aged accounts payable                              MOR - 5                       N/A
Schedule of Insurance - Listing of Policies                   MOR - 6                       N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    5/28/2003
-------------------------------------------                        -------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                   TRUE            FALSE
---------------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of Operating
    Instructions and Reporting Requirements, is in effect.                             X

2.  That all post petition taxes, as described in section 9 of the Notice of
    Operating Instructions and Reporting Requirements, are current.                    X

3.  No professional fees (accountant, attorneys, etc.) have been paid without
    specific court authorization. If no, provide an explanation below.                 X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    5/28/2003
-------------------------------------------                        -------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                                       BANK ACCOUNTS                                     CURRENT        CUMULATIVE
                                                  COMERICA      COMERICA                                  MONTH       FILING TO DATE
                                                 1840421992    1851584167                                 ACTUAL          ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                         $ 89,575      $ 34,907         $ -         $ -         $ 124,482      $   104,726

RECEIPTS
INTERNAL TRANSFERS                                       -             -           -           -                 -        1,167,760
INTEREST INCOME                                          -            22           -           -                22              194
ACCOUNTS RECEIVABLE - CREDIT & COLL.                     -             -           -           -                 -                -
ACCOUNTS RECEIVABLE - LOCKBOX                            -             -           -           -                 -                -
RETAIL STORE DEPOSITS                                    -             -           -           -                 -                -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS           -             -           -           -                 -           34,754
REVOLVER BORROWINGS - FLEET                              -             -           -           -                 -                -
RETURN ITEMS REDEPOSITED                                 -             -           -           -                 -                -
MISCELLANEOUS                                            -             -           -           -                 -          306,413
BANKCARD CASH RECEIPTS                                   -             -           -           -                 -                -
EMPLOYEE BENEFIT PLANS                                   -             -           -           -                 -                -
                                                  ---------------------------------------------------------------------------------
   TOTAL RECEIPTS                                 $      -      $     22         $ -         $ -         $      22      $ 1,509,121
                                                  ==================================================================================

DISBURSEMENTS
INTERNAL TRANSFERS                                       -             -           -           -                 -          644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                        -             -           -           -                 -                -
PAYROLL                                                  -             -           -           -                 -                -
COMMERCIAL LOAN PAYMENTS                                 -             -           -           -                 -          527,725
VENDOR PAYMENTS                                          -             -           -           -                 -          106,106
ELECTRONIC SALES TAX PAYMENTS                            -             -           -           -                 -                -
RECEIPTS APPLIED TO REVOLVER BALANCE                     -             -           -           -                 -                -
CUSTOMER REFUNDS                                         -             -           -           -                 -                -
EMPLOYEE BENEFIT PLAN PAYMENTS                           -             -           -           -                 -                -
BANK FEES                                                -             0           -           -                 0              116
RETURN ITEMS                                             -             -           -           -                 -            2,500
MISCELLANEOUS                                          750             -           -           -               750            3,050
CORPORATE INCOME TAXES                                 585             -           -           -               585          206,850
                                                  ---------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                            $  1,335      $      0         $ -         $ -             1,335        1,490,679
                                                  ==================================================================================
NET CASH FLOW                                     $ (1,335)     $     21         $ -         $ -         $  (1,313)     $    18,442
                                                  ==================================================================================
CASH - END OF MONTH                               $ 88,241      $ 34,928         $ -         $ -         $ 123,168      $   123,168
                                                  ==================================================================================



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                     $     1,335
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                             -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                           -
                                                                                                                        -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                         $     1,335
                                                                                                                        ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                                BANK ACCOUNTS
                                                          COMERICA         COMERICA                                  TOTAL
                                                         1840421992       1851584167
------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                                        $    88,241      $ 34,928           $ -       $ -         $ 123,168

Bank Balance                                                  88,241        34,928             -         -           123,168
Plus: Deposits In Transit - Booked not Banked                      -             -             -         -                 -
Less: Outstanding Checks/Wire Transfers                            -             -             -         -                 -
Other                                                              -             -             -         -                 -
ADJUSTED BANK BALANCE                                    $    88,241      $ 34,928           $ -       $ -         $ 123,168





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                                     Period              Month              Fiscal            Cumulative
                                                      Ended              Ended             Year 2003        Filing to date
                                                    02/01/03            04/30/03            to date             Totals
                                                    --------            --------            -------             ------
Rental Income                                     $      3,389       $          -        $         -        $      3,389

Interest Expense                                        (1,683)                 -                  -              (1,683)

Depreciation                                            (1,271)                 -                  -              (1,271)

Taxes, Other than Income                                  (258)                 -                  -                (258)

Other Income / (Expense)                                28,472             (3,198)            (3,059)             25,413
                                                       -------              -------            -------             ------

Net Income / (Loss) b/4 Income Taxes                    28,649             (3,198)            (3,059)             25,590

Income Taxes - Benefit / (Expense)                          -                   -                  -                   -
                                                            -                   -                  -                   -

                                                 --------------     ---------------     --------------     --------------
Net Income / (Loss)                               $     28,649       $     (3,198)       $    (3,059)       $     25,590
                                                 ==============     ===============     ==============     ==============


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
                                        ------
       CURRENT ASSETS
       --------------
       CASH AND CASH EQUIVALENTS                                                             $           123
       ACCOUNTS RECEIVABLE, NET                                                                          167
       DUE FROM VENDORS, NET                                                                               0
       INTERCOMPANY RECEIVABLE                                                                        67,750
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                   0
       REFUNDABLE TAXES                                                                                    0
       OTHER PREPAIDS                                                                                      0
                                                                                            -----------------

       TOTAL CURRENT ASSETS                                                                           68,040

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                            -----------------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       -------------
       NET GOODWILL                                                                                        0
       LIFE INSURANCE - CSV                                                                                0
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                              0
       COLLATERALIZED LETTERS OF CREDIT                                                                    0
       OTHER                                                                                               0
                                                                                            -----------------

       TOTAL OTHER ASSETS                                                                                  -

                                                                                            -----------------
       TOTAL ASSETS                                                                          $        68,040
                                                                                            =================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
                          ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                      $             -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                         41
       ACCRUED PROFESSIONAL FEES                                                                           0
       ACCRUED RENT/LEASE                                                                                  0
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED VACATION                                                                                    0
       ACCRUED MEDICAL / HOSPITAL                                                                          0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED OTHER                                                                                       0
                                                                                            -----------------

                                                                        SUBTOTAL                          41

       OTHER POST-PETITION LIABILITIES:
       --------------------------------
       INTERCOMPANY LIABILITIES                                                                            0
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                           0
                                                                                            -----------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                          41

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
       ACCOUNTS PAYABLE - EXPENSE                                                                         50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                          50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED PROPERTY TAXES                                                                             90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                            2,000
       OFFICER'S DEFERRED COMPENSATION                                                                     0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED VACATION                                                                                    0
       ACCRUED INTEREST                                                                                    0
       DEBENTURES                                                                                          0
       MORTGAGES                                                                                      15,537
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      17,627
                                                                                            -----------------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        17,677

                                                                                            -----------------

       TOTAL LIABILITIES                                                                              17,718

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                                                      400
       PAID IN SURPLUS                                                                                     0
       TREASURY STOCK                                                                                      0
       RETAINED EARNINGS, BEGINNING                                                                   52,981
       CURRENT PERIOD EARNINGS                                                                        (3,059)
                                                                                            -----------------

                                                                        SUBTOTAL                      50,322

                                                                                            -----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                              $        68,040
                                                                                            =================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                         DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                            FORM NO.                   ATTACHED         ATTACHED
--------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                           MOR - 1                       Yes
Schedule of Cash Receipts and Disbursements                   MOR - 2                       Yes
Bank Account Reconciliations                                  MOR - 2                       Yes
Statement of Operations                                       MOR - 3                       Yes
Balance Sheet                                                 MOR - 4                       Yes
Status of Postpetition Taxes                                  MOR - 5                       N/A
Summary of Unpaid Postpetition Debts                          MOR - 5                       N/A
Listing of aged accounts payable                              MOR - 5                       N/A
Schedule of Insurance - Listing of Policies                   MOR - 6                       N/A


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    5/28/2003
-------------------------------------------                        -------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                                   TRUE            FALSE
---------------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of Operating
    Instructions and Reporting Requirements, is in effect.                            X
2.  That all post petition taxes, as described in section 9 of the Notice of
    Operating Instructions and Reporting Requirements, are current.                   X
3.  No professional fees (accountant, attorneys, etc.) have been paid without
    specific court authorization. If no, provide an explanation below.                X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    5/28/2003
-------------------------------------------                        -------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                       BANK ACCOUNTS                                     CURRENT        CUMULATIVE
                                                                                                          MONTH       FILING TO DATE
                                                                                                          ACTUAL          ACTUAL
------------------------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                           $ -            $ -               $ -         $ -        $ -           $  84

RECEIPTS
INTERNAL TRANSFERS                                    -              -                 -           -          -               -
INTEREST INCOME                                       -              -                 -           -          -               -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                  -              -                 -           -          -               -
ACCOUNTS RECEIVABLE - LOCKBOX                         -              -                 -           -          -               -
RETAIL STORE DEPOSITS                                 -              -                 -           -          -               -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                                -               -
REVOLVER BORROWINGS - FLEET                           -              -                 -           -          -               -
RETURN ITEMS REDEPOSITED                              -              -                 -           -          -               -
MISCELLANEOUS                                         -              -                 -           -          -               -
BANKCARD CASH RECEIPTS                                -              -                 -           -          -               -
EMPLOYEE BENEFIT PLANS                                -              -                 -           -          -               -
   TOTAL RECEIPTS                                   $ -            $ -               $ -         $ -        $ -           $   -

DISBURSEMENTS
INTERNAL TRANSFERS                                    -              -                 -           -          -               -
ELECTRONIC PAYROLL TAXES PAYMENTS                     -              -                 -           -          -               -
PAYROLL                                               -              -                 -           -          -               -
PAYMENTS/TRANSFERS TO LIQUIDATORS                     -              -                 -           -          -               -
VENDOR PAYMENTS                                       -              -                 -           -          -               -
ELECTRONIC SALES TAX PAYMENTS                         -              -                 -           -          -               -
RECEIPTS APPLIED TO REVOLVER BALANCE                  -              -                 -           -          -               -
CUSTOMER REFUNDS                                      -              -                 -           -          -               -
EMPLOYEE BENEFIT PLAN PAYMENTS                        -              -                 -           -          -               -
BANK FEES                                             -              -                 -           -          -               -
RETURN ITEMS                                          -              -                 -           -          -               -
MISCELLANEOUS                                         -              -                 -           -          -              84
                                                   -----          -----             -----       -----      -----         -------
   TOTAL DISBURSEMENTS                              $ -            $ -               $ -         $ -          -              84

NET CASH FLOW                                       $ -            $ -               $ -         $ -        $ -           $ (84)

CASH - END OF MONTH                                 $ -            $ -               $ -         $ -        $ -           $   -


DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                                                                                     $     -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                         -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                       -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                         $     -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                                       BANK ACCOUNTS
                                                                                                 TOTAL
----------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -            $ -              $ -             $ -             $ -

Bank Balance                        -              -                -               -               -
Plus: Deposits In Transit           -              -                -               -               -
Less: Outstanding Checks            -              -                -               -               -
Other                               -              -                -               -               -
ADJUSTED BANK BALANCE             $ -            $ -              $ -             $ -             $ -



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                               Period              Month             Fiscal            Cumulative
                                                                Ended              Ended           Year 2003         Filing to date
                                                              02/01/03            04/30/03          to date              Totals
Net Sales                                                    $          -       $           -     $           -      $            -

Cost of Goods Sold                                                      -                   -                 -                   -
                                                            --------------     ---------------   ---------------     ---------------

Gross Profit                                                            -                   -                 -                   -

Operating Expenses                                                      -                   -                 -                   -
                                                            --------------     ---------------   ---------------     ---------------

Operating Income / (Loss)                                               -                   -                 -                   -

Interest Expense                                                        -                   -                 -                   -

Other Income                                                            -                   -                 -                   -
                                                            --------------     ---------------   ---------------     ---------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes                   -                   -                 -                   -

Reorganization / Liquidation Expenses                                  (1)                  -                 -                  (1)

Income Taxes - Benefit / (Expense)                                      -                   -                 -                   -
                                                                        -                   -                 -                   -

                                                            --------------     ---------------   ---------------     ---------------
Net Income / (Loss)                                          $         (1)      $           -     $           -       $          (1)
                                                            ==============     ===============   ===============     ===============


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
                                        ------
       CURRENT ASSETS
       --------------
       CASH AND CASH EQUIVALENTS                                                             $             -
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                               0
       INTERCOMPANY RECEIVABLE                                                                         8,523
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                   0
       REFUNDABLE TAXES                                                                                    0
       OTHER PREPAIDS                                                                                      0
                                                                                            -----------------

       TOTAL CURRENT ASSETS                                                                            8,523

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                            -----------------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       -------------
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                      0
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                              0
       COLLATERALIZED LETTERS OF CREDIT                                                                    0
       OTHER                                                                                               0
                                                                                            -----------------

       TOTAL OTHER ASSETS                                                                                  -

                                                                                            -----------------
       TOTAL ASSETS                                                                          $         8,523
                                                                                            =================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: April 1, 2003 to April 30, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
                          ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                      $             -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                           0
       ACCRUED RENT/LEASE                                                                                  0
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED VACATION                                                                                    0
       ACCRUED MEDICAL / HOSPITAL                                                                          0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
       ACCRUED WORKERS COMPENSATION                                                                        0
       ACCRUED OTHER                                                                                       0
                                                                                            -----------------

                                                                        SUBTOTAL                           0

       OTHER LIABILITIES - POST-PETITION:
       ----------------------------------
       INTERCOMPANY LIABILITIES                                                                            0
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                           0
                                                                                            -----------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                           0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
       ACCOUNTS PAYABLE - EXPENSE                                                                          0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                           0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING / STORE CLOSING RESERVE                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                        0
       OFFICER'S DEFERRED COMPENSATION                                                                     0
       ACCRUED VACATION                                                                                    0
       ACCRUED INTEREST                                                                                    0
       DEBENTURES                                                                                          0
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                           0
                                                                                            -----------------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                             0

                                                                                            -----------------

       TOTAL LIABILITIES                                                                                   -

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                                                    1,700
       PAID IN SURPLUS                                                                                     0
       TREASURY STOCK                                                                                      0
       RETAINED EARNINGS, BEGINNING                                                                    6,823
       CURRENT PERIOD EARNINGS                                                                             0
                                                                                            -----------------

                                                                        SUBTOTAL                       8,523

                                                                                            -----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                              $         8,523
                                                                                            =================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).